Note 18 - Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Jan. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

18. Subsequent Event

On November 14, 2013, the Administrative Agent resigned as administrative agent under the Senior Credit Agreement and Comvest Capital II, L.P. (the “New Administrative Agent”) was appointed administrative agent. Immediately after the appointment, the Loan Parties entered into a Second Amendment to Credit Agreement with the New Administrative Agent (the “Second Amendment”). The Second Amendment amends certain provisions of the Senior Credit Agreement and provides for a new $8 million term loan facility (the “Term Loan Facility”). The proceeds of the Term Loan Facility, along with cash on hand, are being used to (i) repay certain lenders under the Senior Credit Agreement and (ii) repay in full all the obligations owed by the Loan Parties to Plexus Fund II, L.P. pursuant to the Company's Junior Credit Agreement.

Pursuant to the terms of Second Amendment, the Term Loan Facility will bear interest at a rate per annum equal to the Base Rate plus 6.25% or the LIBOR Rate plus 7.5%, at the election of the Borrowers. The Company is no longer required to make quarterly principal amortization payments, and the entire unpaid portion of the Term Loan Facility is due on the termination date (April 19, 2018). The Second Amendment also included, among other things, revisions to the financial covenants contained in the Senior Credit Agreement.

11. Subsequent Events

On March 1, 2013, the Company entered into an Agreement and Plan of Merger whereby it will merge with a subsidiary of SCG Financial Acquisition Corp. (SCG), and will become a subsidiary of SCG for an estimated purchase price of $45,000,000 upon completion of certain requirements.